                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D. C. 20549



                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)   August 25, 1995




                       WISCONSIN ELECTRIC POWER COMPANY
            (Exact name of registrant as specified in its charter)



                                    1-1245
                           (Commission file number)

            Wisconsin                                    39-0476280
  (State or other jurisdiction of         (I.R.S. Employer Identification No.)
   incorporation or organization)


231 West Michigan Street, P.O. Box 2046, Milwaukee, Wisconsin      53201
          (Address of principal executive offices)               (Zip Code)


                                (414) 221-2345
             (Registrant's telephone number, including area code)





                                NOT APPLICABLE
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)

                                                                      FORM 8-K

                       WISCONSIN ELECTRIC POWER COMPANY
                       --------------------------------


ITEM 5.  OTHER EVENTS

WISCONSIN RETAIL RATE MATTERS

1996 Test Year: On March 27, 1995, Wisconsin Electric Power Company ("WE") and Wisconsin Natural Gas Company ("WN") sent a letter to the Public Service Commission of Wisconsin ("PSCW") proposing a one year deferral of their scheduled rate case filing for the 1996 test year, leaving existing electric, gas and steam rates in effect. On May 1, 1995, WE and WN filed with the PSCW required data related to the 1996 test year. This was an abbreviated filing since no increase in rates was requested. The Citizens' Utility Board ("CUB") filed a petition seeking a reduction in rates of $100 million and a hearing on the companies' request for a freeze on rates in 1996. Other parties filed requests for full hearings on all or part of the filing. The companies opposed the petition. At the PSCW's open meeting on August 21, 1995, the PSCW determined that the electric, gas and steam rates for 1996 should be decreased from current levels. The dollar impacts and percentage decreases for electric, gas and steam rates are approximately $33 million (2.75%), $8 million (2.6%) and $0.8 million (5.1%), respectively, on an annualized basis. This determination will not take effect until after it is reduced to a written order issued by the PSCW. Such an order is expected before year-end.


MERGER AGREEMENT WITH NORTHERN STATES POWER COMPANY

As previously reported, on April 28, 1995, Wisconsin Energy Corporation ("WEC"), WE's parent company, and Northern States Power Company, a Minnesota corporation ("NSP"), entered into an Agreement and Plan of Merger, which was amended and restated as of July 26, 1995 (the "Merger Agreement"). The Merger Agreement provides for a strategic business combination involving WEC and NSP in a "merger-of-equals" transaction. As a result, WEC will become a registered public utility holding company under the Public Utility Holding Company Act of 1935, as amended, and will change its name to Primergy Corporation ("Primergy"). Primergy will be the parent company of NSP (which, for regulatory reasons, will reincorporate in Wisconsin ("New NSP")), of WE (which will be renamed Wisconsin Energy Company) and of the other subsidiaries of WEC and NSP. The business combination is intended to be tax-free for income tax purposes and to be accounted for as a "pooling of interests". Subject to obtaining all requisite approvals, WEC and NSP anticipate completing this business combination late in 1996.

Wisconsin Energy Company will include the operations of WN, the wholly owned gas utility subsidiary of WEC, which WEC intends to merge into WE to form a single combined utility subsidiary, as previously planned. Completion of the planned merger of WN into WE is expected to occur by January 1, 1996.

Northern States Power Company, a Wisconsin corporation ("NSP-WI"), currently a wholly owned subsidiary of NSP, will also be merged into Wisconsin Energy Company in connection with the transactions contemplated by the Merger Agreement. Prior to the merger of NSP-WI into Wisconsin Energy Company, New NSP will acquire certain gas utility assets in LaCrosse and Hudson, Wisconsin from NSP-WI.

                                                                      FORM 8-K

                       WISCONSIN ELECTRIC POWER COMPANY
                       --------------------------------

ITEM 5.  OTHER EVENTS (Cont'd)

MERGER AGREEMENT WITH NORTHERN STATES POWER COMPANY (Cont'd)

WEC and NSP recognize that the divestiture of their existing gas operations and certain non-utility operations is a possibility under the new registered holding company structure contemplated by the Merger Agreement, but will seek approval from the Securities and Exchange Commission ("SEC") to maintain such businesses. If divestiture is ultimately required, the SEC has historically allowed companies sufficient time to accomplish divestitures in a manner that protects shareholder value.

Further information related to the Merger Agreement was previously reported in WEC's Current Report on Form 8-K dated as of April 28, 1995 and in WEC's and WE's Quarterly Reports on Form 10-Q for the quarters ended March 31, 1995 and June 30, 1995. Detailed information with respect to the Merger Agreement and the transactions contemplated thereby is contained in the Joint Proxy Statement/Prospectus dated August 7, 1995 (contained in WEC's Registration Statement on Form S-4, Registration No. 33-61619) which relates to the meetings of the shareholders of WEC and NSP to vote on the Merger Agreement and related matters.

DRY CASK STORAGE MATTER - POINT BEACH NUCLEAR POWER PLANT

On August 24, 1995, the Citizens' Utility Board and other parties mailed WE and the Wisconsin Department of Natural Resources ("WDNR") with a formal "Notice of Intent to Sue" stating they would commence a citizens suit premised on an alleged failure of WE to obtain WDNR approval under Wisconsin's high level nuclear waste law prior to doing borings in connection with its dry cask storage facility at Point Beach.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

The following financial statements and pro forma financial information are provided in connection with the pending business combinations discussed in
Item 5 above.

(a)  FINANCIAL STATEMENTS OF WN AND NSP-WI

The financial statements of WN listed in the descriptions of Exhibits (99)-1 and (99)-2 in paragraph (c) of this Item 7 are incorporated herein by reference. The audited financial statements so listed are included in Item 8 of WN's Annual Report on Form 10-K for the fiscal year ended December 31, 1994 (File No. 2-2066). The unaudited interim financial statements so listed are included in Item 1 in Part I of WN's Quarterly Report on Form 10-Q for the quarter ended June 30, 1995 (File No. 2-2066).

The financial statements of NSP-WI listed in the descriptions of Exhibits
(99)-3 and (99)-4 in paragraph (c) of this Item 7 are incorporated herein by reference. The audited financial statements so listed are included in Item 8 of NSP-WI's Annual Report on Form 10-K for the fiscal year ended December 31, 1994 (File No. 10-3140). The unaudited interim financial statements so listed are included in Item 1 in Part I of NSP-WI's Quarterly Report on Form 10-Q for the quarter ended June 30, 1995 (File No. 10-3140).

                                                                      FORM 8-K

                       WISCONSIN ELECTRIC POWER COMPANY
                       --------------------------------

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS (Cont'd)

(b)  UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL INFORMATION

The following unaudited pro forma financial information combines the historical balance sheets and statements of income of WE, WN, and NSP-WI. The unaudited pro forma combined condensed balance sheets at June 30, 1995 give effect to the proposed business combinations as if such business combinations had occurred at June 30, 1995. The unaudited pro forma combined condensed statements of income for each of the three years ended in the period ended December 31, 1994 and the twelve months ended June 30, 1995 give effect to the proposed business combinations as if they had occurred at January 1, 1992. These statements are prepared on the basis of accounting for the proposed business combinations as a pooling of interests and are based on the assumptions set forth in the notes thereto.

The WE and WN income statements for the fiscal year ended December 31, 1994 include a significant one-time pretax charge of $63.5 million and $10.4 million, respectively, for revitalization costs recorded in the first quarter of 1994. To provide a more representative twelve-month period summarizing combined operating results, an unaudited pro forma combined condensed statement of income for the twelve months ended June 30, 1995 is also presented.

The following pro forma financial information has been prepared from, and should be read in conjunction with, the historical financial statements and related notes thereto of WE, WN and NSP-WI. The following information is not necessarily indicative of the financial position or operating results that would have occurred had the proposed business combinations been consummated on the date, or at the beginning of the periods, for which the proposed business combinations are being given effect, nor is it necessarily indicative of future operating results or financial position.

                            WISCONSIN ELECTRIC POWER COMPANY                    FORM 8-K

                  UNAUDITED PRO FORMA COMBINED CONDENSED BALANCE SHEET

                                      JUNE 30, 1995
                                     (In thousands)




                                                           WE              WN          Pro Forma          WE
           Pro Forma Balance Sheet                    As Reported     As Reported     Adjustments      Pro Forma
  ------------------------------------------         --------------  --------------  --------------  --------------

                    Assets

Utility Plant
  Electric                                            $  4,598,068    $        -      $        -      $  4,598,068
  Gas                                                          -           475,853             -           475,853
  Other                                                     39,700             -               -            39,700
                                                      -------------   -------------   -------------   -------------
     Total                                               4,637,768         475,853             -         5,113,621
  Accumulated provision for depreciation                (1,994,430)       (228,542)            -        (2,222,972)
  Nuclear fuel - net                                        56,873             -               -            56,873
                                                      -------------   -------------   -------------   -------------
     Net Utility Plant                                   2,700,211         247,311             -         2,947,522


Current Assets                                             417,413          62,129             -           479,542


Other Assets                                               765,166          31,595             -           796,761
                                                      -------------   -------------   -------------   -------------

Total Assets                                          $  3,882,790    $    341,035    $        -      $  4,223,825
                                                      =============   =============   =============   =============


           Liabilities and Equity

Capitalization
  Common stock equity                                 $  1,508,480    $    142,902    $        -      $  1,651,382
  Cumulative preferred stock and premium                    30,451             -               -            30,451
  Long-term debt                                         1,161,122          66,551             -         1,227,673
                                                      -------------   -------------   -------------   -------------
     Total Capitalization                                2,700,053         209,453             -         2,909,506


Current Liabilities
  Current portion of long-term debt                         52,444             -               -            52,444
  Short-term debt                                          198,887          13,299             -           212,186
  Other                                                    135,064          52,479             -           187,543
                                                      -------------   -------------   -------------   -------------
     Total Current Liabilities                             386,395          65,778             -           452,173


Other Liabilities                                          796,342          65,804             -           862,146
                                                      -------------   -------------   -------------   -------------

Total Capitalization and Liabilities                  $  3,882,790    $    341,035    $        -      $  4,223,825
                                                      =============   =============   =============   =============


See accompanying notes to unaudited pro forma combined condensed financial statements.















                                          - 5 -

                        NORTHERN STATES POWER COMPANY - WISCONSIN               FORM 8-K

                       UNAUDITED PRO FORMA CONDENSED BALANCE SHEET

                                      JUNE 30, 1995
                                     (In thousands)




                                                         NSP-WI                 Pro Forma                NSP-WI
           Pro Forma Balance Sheet                    As Reported              Adjustments            As Adjusted
  ------------------------------------------         --------------          --------------          --------------
                                                                                (Note 2)
                    Assets

Utility Plant
  Electric                                            $    846,685            $        -              $    846,685
  Gas                                                       89,329                 (30,756)                 58,573
  Other                                                     57,810                     -                    57,810
                                                      -------------           -------------           -------------
     Total                                                 993,824                 (30,756)                963,068
  Accumulated provision for depreciation                  (358,192)                 12,612                (345,580)
  Nuclear fuel - net                                           -                       -                       -
                                                      -------------           -------------           -------------
     Net Utility Plant                                     635,632                 (18,144)                617,488


Current Assets                                              68,415                  17,021                  85,436


Other Assets                                                50,814                    (970)                 49,844
                                                      -------------           -------------           -------------

Total Assets                                          $    754,861            $     (2,093)           $    752,768
                                                      =============           =============           =============


           Liabilities and Equity

Capitalization
  Common stock equity                                 $    316,709            $        -              $    316,709
  Cumulative preferred stock and premium                       -                       -                       -
  Long-term debt                                           213,235                     -                   213,235
                                                      -------------           -------------           -------------
     Total Capitalization                                  529,944                     -                   529,944


Current Liabilities
  Current portion of long-term debt                            -                       -                       -
  Short-term debt                                           26,300                     -                    26,300
  Other                                                     44,043                     -                    44,043
                                                      -------------           -------------           -------------
     Total Current Liabilities                              70,343                     -                    70,343


Other Liabilities                                          154,574                  (2,093)                152,481
                                                      -------------           -------------           -------------

Total Capitalization and Liabilities                  $    754,861            $     (2,093)           $    752,768
                                                      =============           =============           =============


See accompanying notes to unaudited pro forma combined condensed financial statements.















                                          - 6 -

                                WISCONSIN ENERGY COMPANY                        FORM 8-K

                  UNAUDITED PRO FORMA COMBINED CONDENSED BALANCE SHEET

                                      JUNE 30, 1995
                                     (In thousands)



                                                                                                       Adjusted
                                                          WE             NSP-WI        Pro Forma       Pro Forma
           Pro Forma Balance Sheet                     Pro Forma      As Adjusted     Adjustments      Combined
  ------------------------------------------         --------------  --------------  --------------  --------------
                                                      (See Page 5)    (See Page 6)      (Note 3)
                    Assets

Utility Plant
  Electric                                            $  4,598,068    $    846,685    $        -      $  5,444,753
  Gas                                                      475,853          58,573             -           534,426
  Other                                                     39,700          57,810             -            97,510
                                                      -------------   -------------   -------------   -------------
     Total                                               5,113,621         963,068             -         6,076,689
  Accumulated provision for depreciation                (2,222,972)       (345,580)            -        (2,568,552)
  Nuclear fuel - net                                        56,873             -               -            56,873
                                                      -------------   -------------   -------------   -------------
     Net Utility Plant                                   2,947,522         617,488             -         3,565,010


Current Assets                                             479,542          85,436             -           564,978


Other Assets                                               796,761          49,844        (135,518)        711,087
                                                      -------------   -------------   -------------   -------------

Total Assets                                          $  4,223,825    $    752,768    $   (135,518)   $  4,841,075
                                                      =============   =============   =============   =============


           Liabilities and Equity

Capitalization
  Common stock equity                                 $  1,651,382    $    316,709    $        -      $  1,968,091
  Cumulative preferred stock and premium                    30,451             -               -            30,451
  Long-term debt                                         1,227,673         213,235             -         1,440,908
                                                      -------------   -------------   -------------   -------------
     Total Capitalization                                2,909,506         529,944             -         3,439,450


Current Liabilities
  Current portion of long-term debt                         52,444             -               -            52,444
  Short-term debt                                          212,186          26,300             -           238,486
  Other                                                    187,543          44,043             -           231,586
                                                      -------------   -------------   -------------   -------------
     Total Current Liabilities                             452,173          70,343             -           522,516


Other Liabilities                                          862,146         152,481        (135,518)        879,109
                                                      -------------   -------------   -------------   -------------

Total Capitalization and Liabilities                  $  4,223,825    $    752,768    $   (135,518)   $  4,841,075
                                                      =============   =============   =============   =============


See accompanying notes to unaudited pro forma combined condensed financial statements.















                                          - 7 -

                                                                                FORM 8-K


                           WISCONSIN ENERGY COMPANY

          UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENTS OF INCOME

                         12 MONTHS ENDED JUNE 30, 1995

                                (In thousands)


                                         WE          WN         WE         NSP-WI    Pro Forma   Pro Forma
                                    As Reported As Reported  Pro Forma  As Reported Adjustments  Combined
                                    ----------- ----------- ----------- ----------- ----------- -----------
Utility Operating Revenues
  Electric                          $ 1,400,244 $       -   $ 1,400,244 $   372,074 $       -   $ 1,772,318
  Gas                                       -       294,543     294,543      75,468         -       370,011
  Steam                                  13,599         -        13,599         -           -        13,599
                                    ----------- ----------- ----------- ----------- ----------- -----------
       Total Operating Revenues       1,413,843     294,543   1,708,386     447,542         -     2,155,928

Utility Operating Expenses
  Electric Production - Fuel
    and Purchased Power                 329,526         -       329,526     180,006         -       509,532
  Cost of Gas Sold
    and Transported                         -       176,412     176,412      50,610         -       227,022
  Other Operation                       335,733      51,226     386,959      76,933         -       463,892
  Maintenance                           114,206       5,672     119,878      21,900         -       141,778
  Depreciation and Amortization         163,090      17,283     180,373      31,940         -       212,313
  Taxes Other Than Income Taxes          66,663       5,495      72,158      13,761         -        85,919
  Income Taxes                          118,362      11,315     129,677      18,532         -       148,209
                                    ----------- ----------- ----------- ----------- ----------- -----------
       Total Operating Expenses       1,127,580     267,403   1,394,983     393,682         -     1,788,665
                                    ----------- ----------- ----------- ----------- ----------- -----------

Utility Operating Income                286,263      27,140     313,403      53,860         -       367,263

Other Income (Expense)                   25,147          87      25,234       1,528         -        26,762
                                    ----------- ----------- ----------- ----------- ----------- -----------

Income Before Interest Charges
  and Preferred Dividends               311,410      27,227     338,637      55,388         -       394,025

Interest Charges                        101,401       7,856     109,257      19,171         -       128,428
                                    ----------- ----------- ----------- ----------- ----------- -----------

Net Income                              210,009      19,371     229,380      36,217         -       265,597

Preferred Dividend
  Stock Requirement                       1,204         -         1,204         -           -         1,204
                                    ----------- ----------- ----------- ----------- ----------- -----------

Earnings Available
  for Common Stockholder            $   208,805 $    19,371 $   228,176 $    36,217 $       -   $   264,393
                                    =========== =========== =========== =========== =========== ===========


See accompanying notes to unaudited pro forma combined condensed financial statements.














                                     - 8 -

                                                                                FORM 8-K


                           WISCONSIN ENERGY COMPANY

          UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENTS OF INCOME

                       12 MONTHS ENDED DECEMBER 31, 1994

                                (In thousands)


                                         WE          WN         WE         NSP-WI    Pro Forma   Pro Forma
                                    As Reported As Reported  Pro Forma  As Reported Adjustments  Combined
                                    ----------- ----------- ----------- ----------- ----------- -----------
Utility Operating Revenues
  Electric                          $ 1,403,562 $       -   $ 1,403,562 $   374,777 $       -   $ 1,778,339
  Gas                                       -       324,349     324,349      76,715         -       401,064
  Steam                                  14,281         -        14,281         -           -        14,281
                                    ----------- ----------- ----------- ----------- ----------- -----------
       Total Operating Revenues       1,417,843     324,349   1,742,192     451,492         -     2,193,684

Utility Operating Expenses
  Electric Production - Fuel
    and Purchased Power                 328,485         -       328,485     179,558         -       508,043
  Cost of Gas Sold
    and Transported                         -       199,511     199,511      53,484         -       252,995
  Other Operation                       344,765      54,246     399,011      77,958         -       476,969
  Maintenance                           118,138       6,464     124,602      22,385         -       146,987
  Depreciation and Amortization         160,758      16,856     177,614      30,736         -       208,350
  Taxes Other Than Income Taxes          70,156       5,879      76,035      13,710         -        89,745
  Revitalization Charges                 63,500      10,400      73,900         -           -        73,900
  Income Taxes                           91,483       8,278      99,761      19,077         -       118,838
                                    ----------- ----------- ----------- ----------- ----------- -----------
       Total Operating Expenses       1,177,285     301,634   1,478,919     396,908         -     1,875,827
                                    ----------- ----------- ----------- ----------- ----------- -----------

Utility Operating Income                240,558      22,715     263,273      54,584         -       317,857

Other Income (Expense)                   25,216         118      25,334       1,535         -        26,869
                                    ----------- ----------- ----------- ----------- ----------- -----------

Income Before Interest Charges
  and Preferred Dividends               265,774      22,833     288,607      56,119         -       344,726

Interest Charges                         98,829       8,024     106,853      17,574         -       124,427
                                    ----------- ----------- ----------- ----------- ----------- -----------

Net Income                              166,945      14,809     181,754      38,545         -       220,299

Preferred Dividend
  Stock Requirement                       1,351         -         1,351         -           -         1,351
                                    ----------- ----------- ----------- ----------- ----------- -----------

Earnings Available
  for Common Stockholder            $   165,594 $    14,809 $   180,403 $    38,545 $       -   $   218,948
                                    =========== =========== =========== =========== =========== ===========


See accompanying notes to unaudited pro forma combined condensed financial statements.













                                     - 9 -

                                                                                FORM 8-K


                           WISCONSIN ENERGY COMPANY

          UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENTS OF INCOME

                       12 MONTHS ENDED DECEMBER 31, 1993

                                (In thousands)


                                         WE          WN         WE         NSP-WI    Pro Forma   Pro Forma
                                    As Reported As Reported  Pro Forma  As Reported Adjustments  Combined
                                    ----------- ----------- ----------- ----------- ----------- -----------
Utility Operating Revenues
  Electric                          $ 1,347,844 $       -   $ 1,347,844 $   362,473 $       -   $ 1,710,317
  Gas                                       -       331,301     331,301      72,760         -       404,061
  Steam                                  14,090         -        14,090         -           -        14,090
                                    ----------- ----------- ----------- ----------- ----------- -----------
       Total Operating Revenues       1,361,934     331,301   1,693,235     435,233         -     2,128,468

Utility Operating Expenses
  Electric Production - Fuel
    and Purchased Power                 318,265         -       318,265     165,695         -       483,960
  Cost of Gas Sold
    and Transported                         -       214,132     214,132      51,501         -       265,633
  Other Operation                       341,748      57,387     399,135      76,749         -       475,884
  Maintenance                           149,247       6,838     156,085      21,703         -       177,788
  Depreciation and Amortization         150,831      16,235     167,066      28,585         -       195,651
  Taxes Other Than Income Taxes          68,969       5,684      74,653      13,091         -        87,744
  Income Taxes                           90,037       8,426      98,463      23,103         -       121,566
                                    ----------- ----------- ----------- ----------- ----------- -----------
       Total Operating Expenses       1,119,097     308,702   1,427,799     380,427         -     1,808,226
                                    ----------- ----------- ----------- ----------- ----------- -----------

Utility Operating Income                242,837      22,599     265,436      54,806         -       320,242

Other Income (Expense)                   28,913         201      29,114       1,538         -        30,652
                                    ----------- ----------- ----------- ----------- ----------- -----------

Income Before Interest Charges
  and Preferred Dividends               271,750      22,800     294,550      56,344         -       350,894

Interest Charges                         93,825       8,645     102,470      18,338         -       120,808
                                    ----------- ----------- ----------- ----------- ----------- -----------

Net Income                              177,925      14,155     192,080      38,006         -       230,086

Preferred Dividend
  Stock Requirement                       4,377         -         4,377         -           -         4,377
                                    ----------- ----------- ----------- ----------- ----------- -----------

Earnings Available
  for Common Stockholder            $   173,548 $    14,155 $   187,703 $    38,006 $       -   $   225,709
                                    =========== =========== =========== =========== =========== ===========


See accompanying notes to unaudited pro forma combined condensed financial statements.














                                    - 10 -

                                                                                FORM 8-K


                           WISCONSIN ENERGY COMPANY

          UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENTS OF INCOME

                       12 MONTHS ENDED DECEMBER 31, 1992

                                (In thousands)


                                         WE          WN         WE         NSP-WI    Pro Forma   Pro Forma
                                    As Reported As Reported  Pro Forma  As Reported Adjustments  Combined
                                    ----------- ----------- ----------- ----------- ----------- -----------
Utility Operating Revenues
  Electric                          $ 1,298,723 $       -   $ 1,298,723 $   345,289 $       -   $ 1,644,012
  Gas                                       -       283,699     283,699      61,071         -       344,770
  Steam                                  13,093         -        13,093         -           -        13,093
                                    ----------- ----------- ----------- ----------- ----------- -----------
       Total Operating Revenues       1,311,816     283,699   1,595,515     406,360         -     2,001,875

Utility Operating Expenses
  Electric Production - Fuel
    and Purchased Power                 330,461         -       330,461     158,230         -       488,691
  Cost of Gas Sold
    and Transported                         -       177,947     177,947      41,814         -       219,761
  Other Operation                       318,253      48,767     367,020      69,080         -       436,100
  Maintenance                           143,618       6,844     150,462      21,806         -       172,268
  Depreciation and Amortization         148,967      15,400     164,367      26,832         -       191,199
  Taxes Other Than Income Taxes          68,380       5,334      73,714      12,925         -        86,639
  Income Taxes                           82,141       7,697      89,838      22,184         -       112,022
                                    ----------- ----------- ----------- ----------- ----------- -----------
       Total Operating Expenses       1,091,820     261,989   1,353,809     352,871         -     1,706,680
                                    ----------- ----------- ----------- ----------- ----------- -----------

Utility Operating Income                219,996      21,710     241,706      53,489         -       295,195

Other Income (Expense)                   25,350         373      25,723       2,268         -        27,991
                                    ----------- ----------- ----------- ----------- ----------- -----------

Income Before Interest Charges
  and Preferred Dividends               245,346      22,083     267,429      55,757         -       323,186

Interest Charges                         83,604       7,875      91,479      17,557         -       109,036
                                    ----------- ----------- ----------- ----------- ----------- -----------

Net Income                              161,742      14,208     175,950      38,200         -       214,150

Preferred Dividend
  Stock Requirement                       5,916         -         5,916         -           -         5,916
                                    ----------- ----------- ----------- ----------- ----------- -----------

Earnings Available
  for Common Stockholder            $   155,826 $    14,208 $   170,034 $    38,200 $       -   $   208,234
                                    =========== =========== =========== =========== =========== ===========


See accompanying notes to unaudited pro forma combined condensed financial statements.














                                    - 11 -

                                                                      FORM 8-K

                           WISCONSIN ENERGY COMPANY
                  ------------------------------------------

     NOTES TO UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS


1. The pro forma combined condensed financial statements reflect the previously planned merger by WEC of WN into WE to form a single combined utility subsidiary. Completion of the planned merger is expected to occur by January 1, 1996.

   As previously reported, on April 28, 1995, WEC, WE's parent company, and NSP entered into a Merger Agreement, which was amended and restated as of July 26, 1995. The Merger Agreement provides for a strategic business combination involving WEC and NSP in a "merger-of-equals" transaction. As a result, WEC will become a registered public utility holding company under the Public Utility Holding Company Act of 1935, as amended, and will change its name to Primergy. Primergy will be the parent company of NSP, WE (which will be renamed Wisconsin Energy Company) and the other subsidiaries of WEC and NSP. The business combination is intended to be tax-free for income tax purposes and to be accounted for as a "pooling of interests". Subject to obtaining all requisite approvals, WEC and NSP anticipate completing this business combination late in 1996.

   As part of this proposed merger, the pro forma combined condensed financial statements reflect the merger of NSP-WI, currently a wholly owned subsidiary of NSP, into Wisconsin Energy Company. Prior to the merger of NSP-WI into Wisconsin Energy Company, New NSP will acquire certain gas utility assets in LaCrosse and Hudson, Wisconsin from NSP-WI.

2. A pro forma adjustment has been made in the NSP-WI Unaudited Pro Forma Condensed Balance Sheet at June 30, 1995 to reflect the sale at net book value of the gas utility assets and liabilities of NSP-WI divisions in LaCrosse and Hudson, Wisconsin to New NSP.

3. A pro forma adjustment has been made in the Wisconsin Energy Company Unaudited Pro Forma Combined Condensed Balance Sheet at June 30, 1995 to conform the presentation of noncurrent deferred income taxes into one net amount. All other financial statement presentation and accounting policy differences are immaterial and have not been adjusted in the pro forma combined condensed financial statements.

4. Pro forma income statement amounts for Wisconsin Energy Company do not reflect the transfer of the LaCrosse and Hudson divisions by NSP-WI to New NSP. The revenues related to those divisions for the twelve months ended June 30, 1995 and for the twelve months ended
   December 31, 1994, 1993 and 1992 were $26,779,000, $28,028,000,
   $27,289,000 and $23,298,000, respectively. The amount of related expenses have not been quantified.

5. Intercompany transactions (including purchased power and exchanged power transactions) between WE and NSP-WI during the periods presented were not material and, accordingly, no pro forma adjustments were made to eliminate such transactions.

                                                                      FORM 8-K

                           WISCONSIN ENERGY COMPANY
                  ------------------------------------------

 NOTES TO UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS (Cont'd)


6. The allocation between NSP and WEC and their customers of the estimated cost savings resulting from the transactions contemplated by the Merger Agreement, net of the costs incurred to achieve such savings, will be subject to regulatory review and approval.
   Transaction costs are currently estimated to be approximately
   $30,000,000 (including fees for financial advisors, attorneys, accountants, consultants, filings and printing). None of these estimated cost savings, the costs to achieve such savings, or transaction costs have been reflected in the pro forma combined condensed financial statements.

                                                                      FORM 8-K

                       WISCONSIN ELECTRIC POWER COMPANY
                       --------------------------------

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS (Cont'd)

(c)EXHIBITS.

   The following Exhibits are filed with this report:

   (23)-1 Consent of Price Waterhouse LLP, WN's independent accountants, dated August 25, 1995.

   (23)-2 Consent of Deloitte & Touche LLP, NSP-WI's independent accountants, dated August 25, 1995.

   The following Exhibits are incorporated herein by reference:

   (2)-1 Amended and Restated Agreement and Plan of Merger, dated as of April 28, 1995, as amended and restated as of July 26, 1995, by and among NSP, WEC, Northern Power Wisconsin Corp. and WEC Sub Corp. (Exhibit (2)-1 to WEC's Registration Statement on Form S-4, Registration No. 33-61619; other related documents are also filed as exhibits to such registration statement.)

   (99)-1 Audited Financial Statements of WN at December 31, 1994 and 1993 and for each of the three years in the period ended December 31, 1994. (Item 8 of WN's Annual Report on Form 10-K for the fiscal year ended December 31, 1994, File No. 2-2066.)

   (99)-2 Unaudited Interim Financial Statements of WN at June 30, 1995 and for the three and six month periods ended
          June 30, 1995 and 1994. (Item 1 in Part I of WN's Quarterly Report on Form 10-Q for the Quarter ended
          June 30, 1995, File No. 2-2066.)

   (99)-3 Audited Financial Statements of NSP-WI at December 31, 1994 and 1993 and for each of the three years in the period ended December 31, 1994. (Item 8 of NSP-WI's Annual Report on Form 10-K for the fiscal year ended December 31, 1994, File No. 10-3140.)

   (99)-4 Unaudited Interim Financial Statements of NSP-WI at
          June 30, 1995 and for the three and six month periods ended June 30, 1995 and 1994. (Item 1 in Part I of NSP-WI's Quarterly Report on Form 10-Q for the Quarter ended June 30, 1995, File No. 10-3140.)

                                                                      FORM 8-K

                       WISCONSIN ELECTRIC POWER COMPANY
                       --------------------------------
                                  SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                         WISCONSIN ELECTRIC POWER COMPANY
                                      --------------------------------------
                                                   (Registrant)



                                     /s/C. H. Baker
                                    ------------------------------------------
   Date: August 25, 1995            C. H. Baker, Vice President - Finance

                                                                      FORM 8-K

                       WISCONSIN ELECTRIC POWER COMPANY
                       --------------------------------
                                 EXHIBIT INDEX

              (Current Report on Form 8-K dated August 25, 1995)


   Exhibit
   Number
   -------

   The following Exhibits are filed with this report:

   (23)-1 Consent of Price Waterhouse LLP, WN's independent accountants, dated August 25, 1995.

   (23)-2 Consent of Deloitte & Touche LLP, NSP-WI's independent accountants, dated August 25, 1995.

   The following Exhibits are incorporated herein by reference:

   (2)-1 Amended and Restated Agreement and Plan of Merger, dated as of April 28, 1995, as amended and restated as of July 26, 1995, by and among NSP, WEC, Northern Power Wisconsin Corp. and WEC Sub Corp. (Exhibit (2)-1 to WEC's Registration Statement on Form S-4, Registration No. 33-61619; other related documents are also filed as exhibits to such registration statement.)

   (99)-1 Audited Financial Statements of WN at December 31, 1994 and 1993 and for each of the three years in the period ended December 31, 1994. (Item 8 of WN's Annual Report on Form 10-K for the fiscal year ended December 31, 1994, File No. 2-2066.)

   (99)-2 Unaudited Interim Financial Statements of WN at June 30, 1995 and for the three and six month periods ended
          June 30, 1995 and 1994. (Item 1 in Part I of WN's Quarterly Report on Form 10-Q for the Quarter ended
          June 30, 1995, File No. 2-2066.)

   (99)-3 Audited Financial Statements of NSP-WI at December 31, 1994 and 1993 and for each of the three years in the period ended December 31, 1994. (Item 8 of NSP-WI's Annual Report on Form 10-K for the fiscal year ended December 31, 1994, File No. 10-3140.)

   (99)-4 Unaudited Interim Financial Statements of NSP-WI at
          June 30, 1995 and for the three and six month periods ended June 30, 1995 and 1994. (Item 1 in Part I of NSP-WI's Quarterly Report on Form 10-Q for the Quarter ended June 30, 1995, File No. 10-3140.)